UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2023

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 22, 2023, EQT Corporation (“EQT”) and its wholly owned subsidiary, EQT Production Company (the “Buyer” and, together with EQT, the “EQT Parties”) consummated the previously announced acquisition (the “Acquisition”) pursuant to the Amended and Restated Purchase Agreement, dated December 23, 2022 (as amended to date, the “Purchase Agreement”), by and among the EQT Parties and THQ Appalachia I, LLC (the “Upstream Seller”), THQ-XcL Holdings I, LLC (the “Midstream Seller” and, together with the Upstream Seller, the “Sellers”) and the subsidiaries of the Sellers named on the signature pages thereto. Pursuant to the Acquisition, the EQT Parties acquired the Sellers’ upstream oil and gas assets and gathering and processing assets through the Buyer’s acquisition of all of the issued and outstanding membership interests of each of THQ Appalachia I Midco, LLC and THQ-XcL Holdings I Midco, LLC in exchange for 49,599,796 shares of EQT common stock (the “Stock Consideration”) and approximately $2.4 billion in cash, subject to customary post-closing adjustments. The events described in this Current Report on Form 8-K took place in connection with the closing of the Acquisition.

The foregoing description of the Acquisition and the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Purchase Agreement, which is filed as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2023, upon consummation of the Acquisition, pursuant to the terms of the Purchase Agreement, EQT, the Sellers and certain affiliates and transferees of the Sellers who received the Stock Consideration from the Sellers (together with their permitted assignees, the “RRA Holders”) entered into that certain Registration Rights Agreement, dated August 22, 2023 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, among other things, subject to certain requirements and exceptions, EQT is required to file with the Securities and Exchange Commission (the “SEC”), no later than three business days following the closing of the Acquisition, a registration statement on Form S-3 to permit the public resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) by the RRA Holders from time to time as permitted by Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), and to use its commercially reasonable efforts to cause such registration statement to remain effective until all of the Registrable Securities have ceased to be Registrable Securities or the earlier termination of the Registration Rights Agreement pursuant to its terms. Furthermore, under the Registration Rights Agreement, certain of the RRA Holders have certain underwritten offering demand rights and piggyback rights with respect to certain underwritten offerings conducted by EQT for its own account or for the account of other shareholders of EQT. The Registration Rights Agreement contains customary indemnification and contribution obligations of EQT for the benefit of the RRA Holders and vice versa (provided, however, that the indemnification and contribution obligation of each RRA Holder is limited to the net proceeds received by such RRA Holder from the sale of Registrable Securities pursuant to an offering made in accordance with the Registration Rights Agreement), in each case, subject to certain qualifications and exceptions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on November 9, 2022, EQT entered into a Credit Agreement (as amended to date, the “Term Loan Credit Agreement”) with PNC Bank, National Association, as administrative agent, and the other lenders party thereto, under which EQT may obtain unsecured term loans in a single draw in an aggregate principal amount of up to $1.25 billion to partially finance the Acquisition. On August 21, 2023, EQT borrowed $1.25 billion thereunder.

The material terms and conditions of the Term Loan Credit Agreement are summarized in the Current Reports on Form 8-K filed by EQT with the SEC on November 9, 2022, December 27, 2022 and April 26, 2023, and such summary is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 3.02 by reference.

The issuance of the Stock Consideration to the Sellers was completed in reliance upon the exemption from the registration requirements of the Securities Act set forth in Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 7.01. Regulation FD Disclosure.

On August 22, 2023, EQT issued a news release relating to the consummation of the Acquisition. A copy of EQT’s news release is attached hereto and furnished as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by EQT pursuant to the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements required to be filed in this Item 9.01(a) will be filed by an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed with the SEC.

(b) Pro forma financial information.

The pro forma financial information required to be filed in this Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed with the SEC.

(d) Exhibits.

Exhibit No.	Description
2.1*	Amended and Restated Purchase Agreement, dated December 23, 2022, by and among THQ Appalachia I, LLC, THQ-XcL Holdings I, LLC, the subsidiaries of the foregoing entities named on the signature pages thereto, EQT Production Company and EQT Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by EQT with the SEC on December 27, 2022).
2.2	First Amendment to Amended and Restated Purchase Agreement, dated April 21, 2023, by and among THQ Appalachia I, LLC, THQ-XcL Holdings I, LLC, the subsidiaries of the foregoing entities named on the signature pages thereto, EQT Production Company and EQT Corporation (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by EQT with the SEC on August 22, 2023).
2.3	Second Amendment to Amended and Restated Purchase Agreement, dated August 21, 2023, by and among THQ Appalachia I, LLC, THQ-XcL Holdings I, LLC, the subsidiaries of the foregoing entities named on the signature pages thereto, EQT Production Company and EQT Corporation (incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K filed by EQT with the SEC on August 22, 2023).
10.1	Registration Rights Agreement, dated August 22, 2023, by and among EQT Corporation and certain security holders thereof party thereto, including THQ Appalachia I, LLC and THQ-XcL Holdings I, LLC (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-3 filed by EQT with the SEC on August 22, 2023).
99.1	News Release, dated August 22, 2023, issued by EQT Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. EQT hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: August 22, 2023	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary